Exhibit 32

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned officers of Key Energy Services, Inc. (the “Company”) hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, to such officer’s knowledge that:

(1)           the accompanying Quarterly Report on Form 10-Q for the period ending June 30, 2006 as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the dates Company as of and for the periods expressed in the Report.

Dated August 13, 2007	/s/ Richard J. Alario
Richard J. Alario
Chief Executive Officer

Dated August 13, 2007	/s/ William M. Austin
William M. Austin
Chief Financial Officer